UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2008

ViewCast.com, Inc.
(Exact name of registrant as specified in its charter)

0-29020
(Commission File Number)

Delaware	75-2528700
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3701 W. Plano Parkway, Suite 300
Plano, Texas 75075
(Address of principal executive offices, with zip code)

(972) 488-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On December 18, 2008, ViewCast.com, Inc. (the “Company”) announced the appointment of David W. Brandenburg to the Company’s Board of Directors.  In connection with his appointment, Mr. Brandenburg was granted an option to purchase 50,000 shares of the Company’s common stock under the Company’s 2005 Stock Incentive Plan.  The exercise price for the option is $0.315 and the option becomes exercisable on December 18, 2009.  The Company has not determined on which committees of the Board of Directors Mr.  Brandenburg will serve at this time.  A copy of the press release announcing this matter is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1.   Press Release issued December 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewCast.com, Inc.

Date: December 22, 2008	By:	/s/ Laurie L. Latham
Laurie L. Latham
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued December 22, 2008